Income Taxes - Summary of Tax Effect of Temporary Differences to Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets
Net operating losses	$ 1,494	$ 0
Transaction costs	861
Interest expense carryforwards	762
Valuation allowance	(3,117)	0
Total deferred tax assets	0	0
Deferred tax liabilities
Investment in Fathom Holdco, LLC	(17,570)	0
Total deferred tax liabilities	(17,570)	0
Total net deferred tax liabilities	$ (17,570)	$ 0